Millennium Cell

The Hydrogen Battery Technology Company

The Hydrogen Battery Technology Company

Adam P. Briggs, President
John D. Giolli, Chief Financial Officer

Worldwide Headquarters:
One Industrial Way West
Eatontown, NJ 07724
Website: www.millenniumcell.com

Corporate Overview

Millennium Cell
The Hydrogen Battery Technology Company

- About Millennium Cell Inc.
  - Listed on NASDAQ under ticker "MCEL"
  - Develops hydrogen battery technology for portable devices
  - Dow Chemical is largest institutional investor (~3% of MCEL)
- Hydrogen battery technology for portable devices
  - Safe, high energy density chemical hydrogen storage
  - Compatible with highest power density and lowest cost fuel cells
  - Over 25 patents granted and 40 pending, years of know-how
- The ability to replace current batteries
  - 60% lighter, 20% cheaper than today's military batteries
  - Longer run time for industrial, medical and consumer devices

What is a Hydrogen Battery?

Millennium Cell
The Hydrogen Battery Technology Company



Fuel Cell

MCEL


Protonex

Chemical Hydride Storage


Protonex

Hydrogen Battery

Shown: 30 Watt Soldier Power Battery (Protonex P2)

Hydrogen Battery Technology

Chemical Hydride Storage

Millennium Cell
The Hydrogen Battery Technology Company

Main Advantages

- Gaseous hydrogen is produced only when needed by fuel cell
- Hydrogen generation can be controlled to deliver broad ranges of power, energy, and pressure
- Fuel is non-flammable and can be stored at ambient pressure and temperature
- Relatively low reaction temperature (60 - 80°C)

Recycle

$$NaBH_4\,(aq) + 4\,H_2O \xrightarrow{cat} 4\,H_2 + NaB(OH)_4\,(aq) + \text{heat}$$

- $NaBH_4$ (aq) + 4 H_2O: An energy-dense chemical hydride fuel
- cat: Proprietary catalyst induces rapid H_2 production
- 4 H_2: High purity humidified H_2
- $NaB(OH)_4$ (aq): Borate can be recycled or disposed (Fiberglass / Landfill)
- heat: Exothermic reaction requires no heat input

Note: U.S. Patent 6,534,033: "System for Hydrogen Generation"

Higher Energy Density

Millennium Cell
The Hydrogen Battery Technology Company

Hydrogen batteries contain more energy than other batteries!



System Energy Density (Wh/kg)*
1,000
800
600
400
200
0
Alkaline (AA,AAA)
Ni-MH
Li-Ion
Li-SO_2
Zn-Air
GEN 1 2005
GEN 2 2006
GEN 3 2007–08
GEN 4 2008–09
MCEL HYDROGEN BATTERY
*Based on a 30W, 72 hour military mission

Lower Cost of Operation

Millennium Cell
The Hydrogen Battery Technology Company


Battery Price per Wh (Retail)
$0.60
$0.40
$0.20
$0.00
$0.05
$0.08
$0.25
$0.44
$0.50
Primary Battery Chemistries
MCEL (H2 Battery)
D Alkaline
AA Alkaline
BA-8180 (Zinc-Air)
BA-5590 (Lithium)

Fuel Cell Partners

- Protonex Technology Corporation
  - Private active PEM fuel cell supplier located in Southborough, MA
  - Licensee in military, industrial and medical markets
  - Initial product is 30W soldier power system with MCEL technology
- Jadoo Power Systems, Inc.
  - Private active PEM fuel cell supplier located in Folsom, CA
  - Licensee in broadcast video, first responders, military and law enforcement applications
  - First supplier of fuel cell power systems in portable markets
- Gecko Energy Technologies, Inc.
  - MCEL investment and development partner
  - Developer of planar fuel cell technology – Powerskin™
  - First announced partner compatible with consumer electronics

Two Product Platforms

Millennium Cell
The Hydrogen Battery Technology Company

Millennium Cell and our fuel cell partners are developing two distinct hydrogen battery platforms for these markets

Active Platform



- Features and Benefits
  - Mil-Spec robustness
  - Power range 10-500 watts
  - Initial capital cost - $30-$100 per watt
  - Operating cost - $.05 per watt hour (retail)
  - 60% lighter batteries for soldiers

Passive Platform



- Features and Benefits
  - Conformable, thin (2mm) design friendly
  - Power range <1-30 watts
  - Initial capital cost - $1-$5 per watt
  - Operating cost - $.05 per watt hour (retail)
  - Full day runtime, instant recharge

MCEL Market Approach

Millennium Cell
The Hydrogen Battery Technology Company



Military
Medical
Industrial
Consumer Electronics
jadoo POWER
Active Fuel Cell Technology
$30 - $100 per Watt (10-500W)
Protonex
Passive Fuel Cell Technology
$1 - $5 per Watt (<1-30W)
gecko

Four Key Markets – Many Licensees…

Other Relationships

Collaboration to accelerate the commercialization of portable fuel cells

Portable System Development

- PEM fuel cell developers and licensees
- Air Force / Army development programs
- Working with non-profit groups

Development of Lower Cost $NaBH_4$

- DOE and National Lab funding
- Commercial and government organizations

Protonex P2 Overview

Specification: 30 Watts for 72 Hours

- Multiple Shipments Expected in 2006
- Impressive Performance Metrics
  - Substantial weight and cost savings vs. batteries
  - Low heat signature, quiet operation
- Lab Tested, Ready for Field Testing in 2006
  - Publicly demonstrated throughout 2005
  - Tested in AF Team Patriot exercise and by NAVSEA
  - Initial P2 units scheduled for March/April 2006 delivery



Protonex P2 System


Energy Density (Wh/kg)
600
400
200
0
35 lbs
28 lbs
19 lbs
12 lbs
11 lbs
8 lbs
Li-Ion
Li/SO2
BA-5590
Zn/Air
BA-8180
MCEL (P1)
MCEL (P2)
MCEL (P3)

US Air Force and Army funding for P1/P2 system development

P2 Metrics Compared to BA-5590

Millennium Cell
The Hydrogen Battery Technology Company

Based on 30W – 72 Hour Mission	Protonex/MCEL Fuel Cell System	BA-5590 Battery
Configuration to meet mission requirement	1 Fuel Cell 3-24 hr Fuel Cartridges	13 Battery Packs
Weight of System (Including hydrated fuel)	5.1 kg (11.2 lbs)	12.7 kg (28.0 lbs)
Total Cost per system (FC amortized over 30 missions)	$793	$1,040

Component (P2)	Acquisition Price (per Mission)
Fuel Cell	$4,000 ($133)
Fuel Cartridge (3)	$220 ($660)
Total System	***($793)***

Savings: 23% on Cost 60% on Weight

Protonex

Notebook Computer

Fully Integrated Notebook Power Source ($1B Market)
- 2 mm Fuel Cell Integrated within Lid
- Interchangeable Fuel Cartridge/Rechargeable Battery
- All Day Run Time (8-12hrs.)

Economics
- Fuel Cell Enabled Laptop – $20-$60 Fuel Cell Cost
- Fuel Cartridge - $3-$5 per Disposable Cartridge
- Lucrative accessory business

Roadmap
- M2 – Demo 2005
- OEM - 2006
- M3– Q1 2007
- Design In - 2008

M3 System



Gecko Overview

www.geckoenergy.com

- Two founders – Motorola product development veterans
- Over 22 patents on fuel cells (1995-), more coming
- Understand real product specs/mfg. issues
- Fuel cells are 2mm thin, low cost and will have active management feature to widen operating window
- Technology is complementary with MCEL market focus
- MCEL to own 48% by end of 2006, option to buy more



Gecko strip cell



About as thin as a quarter



Thinner than a razr

How Does MCEL Profit?

Millennium Cell
The Hydrogen Battery Technology Company

	Soldier Power	Notebook Computer
Year of Introduction	2008 (in volume)	2009 (in volume)
Installed Base – Yr 1, 2	7K, 14K	1MM, 2.8MM
% Penetration – Yr 1, 2	20%, 40%	1.6%, 3.0%
Cartridge Units	0.6MM, 1.2MM (90 per device/yr)	30MM, 84MM (30 per device/yr)
MCEL Royalties – Yr. 1	$13MM	$8MM
MCEL Royalties – Yr. 2	$25MM	$21MM

- MCEL break-even revenue = $10-$12 million
- MCEL licensees pay 6 -12% royalty rate
- Only two of several early applications presented
- These are examples, not official forecasts

2006 Objectives

- Achieve Dow milestones
  - #1 in Q1 2006
  - #2 in Q1 2007
- Position Protonex to sell 100s of systems in 2007
- Deliver Generation 3 hydrogen battery technology to licensees
- Secure multiple new partners/licensees
- License new sodium manufacturing technology
- Lower cash burn to $6.5 million ($7.3 in 2005)

Financial Highlights

- Burn decreased each year since 2001
  - Strong cash management
  - Increasing gov't programs, appropriation funding in place
  - Burn at ~ ½ of 2002 levels
- Cash through 2007
  - As of Dec. 31, 2005, $11.7 million unrestricted cash on hand
  - Additional $1.0 million to be available
  - Planning fall/winter 06 capital raise (early stages)
- Convertible securities balances declining
  - $2.4 million unsecured debt (down from $7.5 million)
  - $5.0 million Series C prefs (down from $10 million)
  - 2.2 million warrants o/s (expire in 2007-2008, Exer. Price - $1.50-$2.00/sh)

Safe Harbor Statement

This presentation contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are subject to risks and uncertainties. Statements contained herein that are not statements of historical fact may be deemed to be forward-looking information. When we use words such as "plan," "believe," "expect," "anticipate," "intend" or similar expressions, we are making forward-looking statements. You should not rely on forward-looking statements because they are subject to a number of assumptions concerning future events, and are subject to a number of uncertainties and other factors, many of which are outside of our control, that could cause actual results to differ materially from those indicated. Please note that we disclaim any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. These factors include, but are not limited to, the following: (i) the cost and timing of development and market acceptance of, and the availability of components and raw materials required by a hydrogen fuel storage and delivery system, (ii) competition from current, improving and alternate power technologies, (iii) our ability to raise capital at the times, in the amounts and at costs and terms that are acceptable to fund our business plan, (iv) our ability to protect our intellectual property, (v) our ability to achieve budgeted revenue and expense amounts, (vi) our ability to generate revenues from the sale or license of, or provision of services related to, our technology , (vii) our ability to form strategic alliances or partnerships to help promote our technology and achieve market acceptance, (viii) our ability to generate design, engineering, or management services revenue opportunities in the hydrogen generation or fuel cell markets, and (ix) other factors discussed herein under the caption "Investment Considerations" and other factors detailed from time to time in our filings with the Securities and Exchange Commission.

Appendix (supplemental slides)

Supplementary Information

Worldwide Headquarters:
One Industrial Way West
Eatontown, NJ 07724
Website: www.millenniumcell.com

Management Team

H. David Ramm, Chief Executive Officer and Director
25+ years in fuel cell and alternative energy industry
Enron Renewable Energy/Enron Wind.; Intern'l Fuel Cells Corp. (UTX)

Adam P. Briggs, President
Duracell – 17 years of experience bringing new batteries to market

John D. Giolli, CPA, Chief Financial Officer
Price Waterhouse LLP, Exide Electronics Group (Powerware)

John V. Battaglini, VP of Marketing, Sales and Product Management
Clare Corporation, Lucent – 17 years high tech product management

Rex E. Luzader, VP of Government Relations
Exide Corporation – 30+ years experience in sales to OEM customers

George C. Zalepa, VP of Administration
Air Products and Chemicals, Inc.

Jadoo Overview

www.jadoopower.com

Millennium Cell
The Hydrogen Battery Technology Company

- Hundreds of fuel cells used today to power remote cameras for TV
- Jadoo poised to expand into the law enforcement, surveillance and military markets with new standardized products (licensed MCEL tech)
- Lowest cost available active fuel cell power systems (<$1,000)
- Plan is to standardize products at 100 watt and under power ranges with interchangeable metal hydride and MCEL's HOD™ cartridges
- Initial MCEL technology launch planned for 2007

jadoo POWER



Jadoo NABII Power System – replaces lead acid batteries

Strategic Relationship with The Dow Chemical Company

Millennium Cell
The Hydrogen Battery Technology Company

Objective of Program

- Collaboration to accelerate the commercialization of portable fuel cells using our technology

Advantages for MCEL

- Provide access to Dow's unique combination of strengths
- Leverage Dow's business development and government relations network
- Development of Intellectual Property
- Cash flow to support product development activities

DOW

Summary of Dow Transaction

Millennium Cell
The Hydrogen Battery Technology Company

- Dow has option to make $1.25 million investment at each milestone
- Dow providing resources towards achievement of milestones

Milestone	Equity Opportunity	Trigger
0	3%	Assignment of IP/SH Approval
1	4%	Military/OEM Validation
2	3%	Commercial Ready System
3	5%	Purchase Order
4	4.9%	Commercial Shipments
Total	19.9%	

DOW

Research Group Results – Laptop Computer

Millennium Cell
The Hydrogen Battery Technology Company

> 50 % of Users polled would use a $5, 8 hour battery

(Source: NBPC EBLWG Usage Model Survey. 2005)



Likely to use a single-use battery ($5, 8 hours)?
100%
80%
60%
40%
20%
0%
Total
China
Germany
Japan
US
Yes
Maybe
No

Market Research (User Quotes - unedited)

Millennium Cell
The Hydrogen Battery Technology Company

Participants are willing to pay a minimum of +$100-200 for NBPC enabled for > 6 (ideally 8-10) hours extended runtime:

"It would be worth double what we pay for spare batteries today, about $200 or more….."

-- User, US

"Laptop with this capability could be worth $500 - $1000 more to some users…."

-- IT, US

"Seems like cartridges would be worth $5……maybe $10 at first but eventually $2-3…."

-- IT, US

"Worth a lot to us as we need more power, as long as it does not increase weight…."

-- IT, Japan

"Cartridges should be very cheap…….($5-10 range)…."

-- IT, China

(Source: NBPC EBLWG Focus Group Study - 2005)

Portable Fuel Cell Landscape



H2 Fuel Choices
Fuel Cell Technology
Addressable Market
Hydrogen Battery
+
–
$NaBH_4$
MeOH
H_2
HOD/PEM
DBFC
DMFC
RM/PEM
MH/PEM
cH_2/PEM
Battery Replacement
High Power, High Energy Density
Wireless Chargers
Low Power Density, Low Cost
$$$, Low Power, High Energy Density
Limited Battery Replacement
$$$, High Temp, Slow Start-up
Heavy, H_2 Infrastructure
Large, H_2 Infrastructure